Exhibit 99.2

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                          NOTICE OF CHANGE IN CONTROL,
                    RIGHT TO REQUIRE REPURCHASE OF SECURITIES
                                       AND
                       EXECUTION OF SUPPLEMENTAL INDENTURE
                                       OF
                              CONNETICS CORPORATION

                 2.25% Convertible Senior Notes due May 30, 2008

THE RIGHT TO REQUIRE REPURCHASE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 29, 2007, AND MAY NOT BE EXTENDED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Connetics Corporation ("Connetics" or the "Company"), a Delaware corporation, hereby gives notice to the Holders of its outstanding 2.25% Convertible Senior Notes due May 30, 2008 (the "Securities"), governed by the terms of the Indenture, dated as of May 28, 2003, between Connetics and The Bank of New York Trust Company, N.A. (the "Trustee"), successor in interest to J.P. Morgan Trust Company, National Association, as supplemented by the First Supplemental Indenture, dated as of July 21, 2006, and the Second Supplemental Indenture, dated as of December 28, 2006 (as so supplemented, the "Indenture"), of the Holders' right to require Connetics to repurchase the Securities at a repurchase price equal to 100% of the principal amount of the Securities, plus interest accrued and unpaid to, but excluding February 12, 2007 (the "Repurchase Date"). Capitalized terms used in this notice, unless otherwise defined herein, have the meanings given to such terms in the Indenture.

A Change in Control occurred on December 28, 2006, as a result of the merger on such date of Clear Acquisition Sub, Inc., a wholly owned subsidiary of Stiefel Laboratories, Inc. ("Stiefel"), with and into Connetics, with Connetics continuing as the surviving entity (the "Merger") and a wholly owned subsidiary of Stiefel. Under the terms of the Indenture, upon the occurrence of a Change in Control, the Holders of the Securities have a right to require Connetics to repurchase such Holder's Securities equal to $1,000 or an integral multiple of $1,000 at a repurchase price equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest to, but excluding, the Repurchase Date (the "Change in Control Repurchase Price"). Connetics is hereby notifying the Holders of their right to require Connetics to repurchase all of the outstanding Securities.

Payment of the Change in Control Repurchase Price will be made in cash by the Trustee on the Repurchase Date upon presentation and surrender of the Securities as described below under "Manner of Repurchase." On the Repurchase Date, for each Security tendered, the Change in Control Repurchase Price will become due and payable to the respective Holder. Connetics is giving this notice of the Holders' right to require repurchase in order to satisfy its obligations under the Indenture.

The Securities are obligations of Connetics. Any Securities that remain outstanding after consummation of the repurchase of Securities provided for herein will continue to be obligations of Connetics, but as a result of the Merger, Holders will only have the right to convert the Securities into $817.33 per each $1,000 principal amount of the Securities, the consideration that the Holder would have received had such Holder converted such Securities immediately prior to the effective time of the Merger.

                              MANNER OF REPURCHASE

To exercise its right to require Connetics to repurchase the Securities, a Holder of Securities shall (1) deliver irrevocable written notice (attached hereto as Exhibit A (the "Change in Control Repurchase Notice")) of the Holder's exercise of such right by letter, overnight courier, hand delivery, facsimile transmission or in any other written form to the Trustee, on or before January 29, 2007, and (2) surrender such Securities to the Trustee.

An owner of beneficial interests in the Securities through The Depository Trust Company ("DTC") electing to submit Securities for repurchase must (i) complete the appropriate instruction form pursuant to DTC's book-entry program, (ii) deliver through the DTC's book-entry system the beneficial interest on or prior to 5:00 p.m. New York City time on January 29, 2007 together with an agent's message transmitted by DTC to the Trustee (instead of delivering the Change in Control Repurchase Notice described above) and (iii) follow any other required directions as instructed by DTC. An "agent's message" means a message, transmitted by DTC to, and received by, the Trustee and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant submitting the Securities for repurchase, which acknowledgment states that such participant has received and agreed to be bound by the terms and conditions of the Change in Control Repurchase Notice.

Each owner of a beneficial interest in the Securities that has properly delivered such beneficial interest and agent's message for repurchase through DTC prior to 5:00 p.m., New York City time, on January 29, 2007, will receive the Change in Control Repurchase Price. Delivery by any owner of a beneficial interest in the Securities, together with an agent's message through the facilities of DTC prior to 5:00 p.m. New York City time on January 29, 2007, is a condition to receipt of the Change in Control Repurchase Price by such Holder.

                                CONVERSION RIGHTS

Holders that do not elect to require Connetics to repurchase their Securities will maintain the right to convert their Securities until the close of business on the date of Maturity upon the terms and subject to the conditions of the Indenture by surrendering their Securities for conversion at the offices of the Trustee. Pursuant to the Second Supplemental Indenture, dated as of December 28, 2006, entered into between Connetics and the Trustee in connection with the Merger, (the "Second Supplemental Indenture"), each Holder of a Security has the right, upon conversion of such Security, to receive an amount of cash equal to $817.33 for each $1,000 principal amount of Securities (the "Conversion Value"). This amount is based upon a conversion rate of 46.705 shares of Connetics common stock, par value $0.001 per share, per $1,000 principal amount of the Securities in effect immediately prior to the Merger. The Conversion Value is fixed as of the date of the Merger and is not subject to further adjustment. Holders exercising the right to require Connetics to repurchase the Securities, however, will receive 100% of the principal amount of the Securities, plus accrued and unpaid interest to, but excluding, the Repurchase Date.

                                     TRUSTEE

The name, address and facsimile number of the Trustee for the Securities, The Bank of New York Trust Company, N.A., are as follows:

                The Bank of New York Corporate Trust Operations
                Reorganization Unit
                Attn: Evangeline Gonzales
                101 Barclay Street - 7 East
                New York NY 10286


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


                Facsimile Number: (212) 298-1915


Delivery of this Change in Control Repurchase Notice and all other required documents to an address other than as set forth above does not constitute valid delivery. Delivery of documents to DTC or the Company does not constitute delivery to the Trustee. The method of delivery of all documents, including certificates representing the Securities, is at the risk of the Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. The Change in Control Repurchase Notice must be signed in the appropriate space provided therefor, with the signature guarantee if required.

                       EXECUTION OF SUPPLEMENTAL INDENTURE

In connection with the Merger, and pursuant to Sections 12.11 and 13.5 of the Indenture, Connetics and the Trustee entered into the Second Supplemental Indenture, dated as of December 28, 2006 providing that the Securities held by each Holder are convertible into the amount of cash, the Conversion Value, which such Holder would have been entitled to receive upon the Merger had such Securities been converted into Common Stock immediately prior to the effective time of the Merger and providing for the repurchase rights of Holders of Securities.

                                     GENERAL

The CUSIP numbers for the Securities are: 208192AA2 and 208192AB0. Such CUSIP numbers have been assigned by Standard & Poor's Corporation and are included solely for the convenience of Holders of the Securities.

December 29, 2006.


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


                                    EXHIBIT A

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

                     ("CHANGE IN CONTROL REPURCHASE NOTICE")

     (1) Pursuant to Section 13.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

     (2) The undersigned hereby directs the Trustee or the Company to pay it or ________________ the repurchase price as set forth in the Indenture.

Dated:

____________________

____________________
Signature(s)

Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


____________________
Signature Guaranteed


Principal amount of securities to be repurchased (at least U.S. $1,000 or an integral multiple of $1,000 in excess thereof): ____________

Remaining principal amount following such repurchase (not less than U.S. $1,000): ____________


NOTICE: The signature to the foregoing election must correspond to the Name as written upon the face of this Security in every particular, without alteration of any change whatsoever.


The above Change in Control Repurchase Notice, properly completed, together with the Securities in certificate form, MUST BE RECEIVED by The Bank of New York Trust Company, N.A. (the "Trustee"), at the address set forth below prior to 5 p.m., New York City Time, on January 29, 2007.

                The Bank of New York Corporate Trust Operations
                Reorganization Unit
                Attn: Evangeline Gonzales
                101 Barclay Street - 7 East
                New York NY 10286

                Facsimile Number: (212) 298-1915

For further information call: (212) 815-3738.


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


                             GENERAL INSTRUCTIONS TO
                     THE CHANGE IN CONTROL REPURCHASE NOTICE

1.   Please do not send Security certificates directly to the Company.

     If you hold your Securities in certificated form, your Security certificates, together with your signed and completed Change in Control Repurchase Notice, should be mailed, or otherwise delivered, to the Trustee, at the appropriate address indicated in this notice.

2.   Signature, Assignments and Medallion Stamp Requirements.

     If this Change in Control Repurchase Notice is signed by the registered Holder(s) of the Securities transmitted herewith, the signature(s) must correspond exactly with the name(s) of such registered Holder(s). If this Change in Control Repurchase Notice is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Connetics Corporation (the "Company") of their authority so to act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

     If Securities or assignment(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of companies or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

3.   Certificate or Check to be Issued in a Different Name.

     If a check is to be issued in a name other than that of the registered Holder(s) of the Securities, the related Security certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Change in Control Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Security certificates, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.


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


     If the Change in Control Repurchase Notice is signed by someone other than the registered owner, who is not a person described in the preceding paragraph, the Security certificates must be properly endorsed or be accompanied by appropriate bond powers (which may consist of this Change in Control Repurchase Notice), properly executed by the registered Holder(s), so that such endorsement or bond powers are signed exactly as the name(s) of the registered Holder(s) appear on the Securities, and the signature(s) must be properly guaranteed by a commercial bank, broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, government securities broker, credit union, national securities exchange, registered securities association, clearing agency or savings association, and in each case such guarantor must be a member of or a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchanges Medallion Program.

4.   Joint Holders and Debenture Certificates Registered in Different Names.

     If Securities in certificated form are tendered by joint Holders, all such persons must sign the Change in Control Repurchase Notice.

5.   Lost or Destroyed Certificates for Securities.

     If your Security certificates have been either lost or destroyed, notify the Trustee of this fact promptly by telephoning the Trustee at The Bank of New York Corporate Trust Operations, Attn: Evangeline Gonzales at (212) 815-3738. You will then be instructed as to the steps you must take in order to have your Securities repurchased. This Change in Control Repurchase Notice and related documents cannot be processed until the lost certificates procedures have been completed.

6.   Questions on How to Submit Your Security Certificates.

     Questions and requests for assistance on how to submit your Securities in certificated form, as well as requests for additional copies of this Change in Control Repurchase Notice, should be directed to the Trustee at the address set forth in this notice or by telephoning Evangeline Gonzales at (212) 815-3738.


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